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                                                                    EXHIBIT 32.1



                          FIRST MANITOWOC BANCORP, INC.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, the undersigned certify that the Annual Report of First Manitowoc Bancorp, Inc. (the "Corporation") on Form 10-K for the period ending December 31, 2003 as filed with the Securities Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Corporation at the dates and for the periods indicated. No purchaser or seller of securities shall be entitled to rely on the foregoing statement for any purpose, and the undersigned expressly disclaim any obligation to update the foregoing statement except as required by law.



Date:    March 12, 2004
                                                 /s/ Thomas J. Bare
                                                 -------------------------------
                                                 Thomas J. Bare
                                                 Chief Executive Officer



Date:  March 12, 2004                            /s/ Thomas J. Bare
                                                 -------------------------------
                                                 Thomas J. Bare
                                                 Chief Financial Officer